SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

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Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PACIFIC SCIENTIFIC COMPANY
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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      (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials:

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          Act Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Pacific Scientific
"Statements made in the course of this Presentation that state the Company's or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's
SEC filings, including but not limited to the Company's report on Form 10-K for the year ended December 27, 1996; the Company's reports on Form 10-Q for the quarters ended March 28, 1997, June 27, 1997 and September 26, 1997.
Copies of these filings may be obtained by contacting the Company or the SEC."
                                                      [Pacific Scientific Logo]


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                          [Pacific Scientific Logo]


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Pacific Scientific
Critical components to control
  the SAFETY, RELIABILITY, and
  EFFICIENCY of manufacturing
  processes and products
                                                      [Pacific Scientific Logo]

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Pie chart showing the following information:
1997 Business Mix... $310M
   Safety 23%
   Process Control 32%
   Motion Control 45%]
                                                      [Pacific Scientific Logo]
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Blue Chip Global Customers
[Abbott Laboratories Logo]
[Airbus Industrie Logo]
[Allergan Logo]
[Boeing Logo]
[Caterpillar Logo]
[Cincinnati Milacron Logo]
[Intel Logo]
[Johnson & Johnson Logo]
[Motorola Logo]
[Texas Instruments Logo]
[Western Digital Logo]
                                                      [Pacific Scientific Logo]


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Process Control Markets
                                 Segment Focus
HIGH GROWTH
   -Pharmaceuticals
   -Disc Drives
   -Semiconductor Manufacturers
   -Hydraulics
                                                      HIGH PROFITS

                                                      [Pacific Scientific Logo]
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Safety Markets
                                 Segment Focus
HIGH GROWTH
   -Retrofits - Aircraft fire suppression
   -Aviation after-market parts and services
   -New aircraft safety systems
                                                      HIGH PROFITS
                                                      [Pacific Scientific Logo]

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Motion Control Markets
                                 Segment Focus
HIGH GROWTH
   -Medical Instruments
   -Semiconductor Equipment
   -Specialty Transportation
   -Vending Equipment
   -Plastics Machinery
   -Packaging Machinery
                                                      HIGH PROFITS
                                                      [Pacific Scientific Logo]
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Kollmorgen Tender Offer
   -50% Cash at $20.50
   -50% Stock in leveraged company
   -Offer Contingent on:
      -50 + percent tendering
      -Finalizing financing
      -KOL shareholders approval
      -Rights plan revocation
                             Issue = Real Value?

                                                      [Pacific Scientific Logo]

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Pacific Scientific Actions
   -Hired experts to evaluate offer
   -Held multiple Board meetings to analyze offer
   -Recommended to shareholders that the offer was inadequate
   -Committed to seek highest value for shareholders

                                                      [Pacific Scientific Logo]

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Pacific Scientific Objectives
   -Avoid forcing shareholders to quickly accept an sub-optimal offer
   -Rapidly develop firm alternatives to delivery maximum value to shareholders -Evaluate interest from stategic buys
      -Unsolicited interest received from multiple strategic buyers
   -Recommend action

                                                      [Pacific Scientific Logo]
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Pacific Scientific Status

   -BancAmerica Robertson Stephens charged with developing alternatives
      -Sale of the company
      -Re-capitalization (share repurchase or special dividend)
   -Share confidential information with qualified potential buyers to identify higher value bidder

                                                      [Pacific Scientific Logo]

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Commitments
   -Management
      -Aggressively develop alternatives
      -Keep shareholders informed on progress
   -Shareholders
      -Vote with management 2/13 to maximize value
      -Call us with your ideas or questions
      -Buck Hill           Ph  714-720-1714
      -Winston Hickman     Fax 714-720-1375

                                                      [Pacific Scientific Logo]

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